Exhibit 99.2

GENERAL MOTORS FINANCIAL COMPANY, INC.

801 CHERRY STREET

SUITE 3500

FORT WORTH, TEXAS 76102

October 21, 2010

FUNDAMENTAL CHANGE COMPANY NOTICE AND

NOTICE OF CONVERSION PROCEDURE

0.75% CONVERTIBLE SENIOR NOTES DUE 2011

CUSIP No. 03060RAP6

CUSIP No. 03060RAN1

BY FIRST-CLASS MAIL

Each holder of record of the Notes

and each Noteholder appearing on the Note Register

under the Indenture (as defined below)

Dear Noteholders:

Pursuant to Sections 15.06(a) and 16.02(b) of the indenture, dated as of September 18, 2006 (the “Indenture”), among AmeriCredit Corp. (now known as General Motors Financial Company, Inc.) (the “Company”), the guarantors party thereto, HSBC Bank USA, National Association, as trustee (the “Trustee”), governing the terms and conditions of the Company’s 0.75% Convertible Senior Notes due 2011 (the “Notes”), notice is hereby given to the Noteholders as follows (all capitalized terms used that are not otherwise defined herein shall have the meanings ascribed to them in the Indenture):

1. A Fundamental Change, which also constitutes a Make-Whole Fundamental Change, occurred effective as of October 1, 2010 pursuant to the previously announced Agreement and Plan of Merger, dated as of July 21, 2010, among General Motors Holdings LLC (“Holdings”), a wholly-owned subsidiary of General Motors Company (“General Motors”), Goalie Texas Holdco Inc. (“Goalie”), and the Company. Such Fundamental Change resulted from the merger of Goalie with and into the Company whereby the Company was the surviving corporation (the “Merger”) and became a wholly-owned subsidiary of Holdings and a wholly-owned indirect subsidiary of General Motors. The Merger constitutes a Fundamental Change under the Indenture. As a result, you have the right to require the Company to repurchase your Notes.

2. The effective date of the Fundamental Change was October 1, 2010.

3. The last date on which you may exercise your repurchase right is December 9, 2010.

4. The Fundamental Change Repurchase Price is equal to 100% of the principal amount of the Notes (or portions thereof) to be so repurchased, together with accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date.

5. The Fundamental Change Repurchase Date in connection with the Merger and your repurchase and conversion rights under the Indenture is December 10, 2010.

6. The name and address of the Paying Agent and the Conversion Agent is as follows:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018-2706

Attention: Corporate Trust Office

7. In connection with the previously announced Make-Whole Fundamental Change, the Company has increased, in accordance with the Indenture, the Conversion Rate applicable to the Notes entitled to such increase as provided in the Indenture. Such increase was calculated by adding 35.6233, the Conversion Rate that would otherwise apply to the Notes, plus an amount equal to 5.2211, which is the Make-Whole Conversion Rate Adjustment determined in accordance with the terms of the Indenture. As a result of the Make-Whole Conversion Rate Adjustment, the Conversion Rate equals 40.8444 shares of Common Stock per $1,000 principal amount of Notes duly surrendered for conversion. The Company, the Guarantors and the Trustee entered into a Supplemental Indenture to the Indenture fixing such Conversion Rate and providing for conversion and settlement of the Notes.

In order to be entitled to such increase in the Conversion Rate, you must surrender your Notes for conversion on or before December 9, 2010.

To convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of your Notes, you must:

(i) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time, and pay funds equal to all transfer or similar taxes, if any; and

(ii) in the case of a Note issued in certificated form,

(1) complete and manually sign and deliver an irrevocable notice to the Conversion Agent in the form on the reverse of such certificated Note (or a facsimile thereof) (Exhibit B thereto) (a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted;

(2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent;

(3) furnish appropriate endorsements and transfer documents; and

(4) pay all transfer or similar taxes, if any.

8. If you have delivered a Fundamental Change Repurchase Notice, the Notes with respect to such Fundamental Change Repurchase Notice may be converted only if you withdraw such Fundamental Change Repurchase Notice in accordance with the terms of the Indenture.

9. You must exercise the repurchase right on or prior to 5:00 p.m., New York City time, on December 9, 2010 (the “Fundamental Change Expiration Time”).

10. You have the right to withdraw any Notes surrendered prior to the Fundamental Change Expiration Time. A Fundamental Change Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the Corporate Trust Office of the Paying Agent specifying:

(i) the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Note in respect of which such notice of withdrawal is being submitted is represented by a Global Note;

(ii) the principal amount of the Note with respect to which such notice of withdrawal is being submitted; and

(iii) the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

provided, however, that if the Notes are not in certificated form, the notice must comply with appropriate procedures of the Depositary.

11. To require the Company to repurchase your Notes you must:

(i) deliver to the Paying Agent a duly completed Fundamental Change Repurchase Notice in the form set forth on the reverse of the Note as Exhibit C thereto on or prior to December 9, 2010; and

(ii) deliver or cause the book-entry transfer of the Notes to be repurchased to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Paying Agent, such delivery being a condition to receipt by a holder of the Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price will be so paid only if the Note so delivered to the Paying Agent conforms in all respects to the description thereof in the related Fundamental Change Repurchase Notice.

The Fundamental Change Repurchase Notice must state:

(A) if certificated, the certificate numbers of Notes to be delivered for repurchase;

(B) the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and

(C) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and the Indenture;

provided, however, that if the Notes are not in certificated form, the Fundamental Change Repurchase Notice must comply with appropriate Depositary procedures.

The Notes are Global Notes registered in the name of Cede & Co., as the nominee of The Depository Trust Company. Accordingly, beneficial owners of Notes that elect to exercise their repurchase rights or conversion rights under the Indenture will need to comply with the Depositary’s applicable procedures and should not attempt to surrender their Notes directly to the Paying Agent or Conversion Agent, as applicable. Instead, a beneficial owner that desires to exercise its repurchase rights or conversion rights under the Indenture must contact its broker, custodian or other intermediary and follow such intermediary’s procedures for delivery a notice of such exercise (each, an “Exercise Notice”). Accordingly, beneficial owners that desire to exercise their repurchase rights or conversion rights under the Indenture are urged to contact their broker, custodian or other intermediary in a timely manner so as to minimize any delay or failure in meeting the deadline for delivering an Exercise Notice set forth in Items 7 and 11 above.

Sincerely,

GENERAL MOTORS FINANCIAL COMPANY, INC.

By:	/s/ J. Michael May
J. Michael May, Executive Vice President, Chief Legal Officer and Secretary

cc:	HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018-2706
	Attention:	Gloria Alli
Corporate Trust Office